EXHIBIT 10 (REDACTED)

IMMUCELL CORPORATION

CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISION ([***] Denotes Omission)

First Amendment to License Agreement between the Registrant and Pfizer, Inc. dated as of May 10, 2006.

IMMUCELL CORPORATION

FIRST AMENDMENT

TO

LICENSE AGREEMENT

This First Amendment (“Amendment”) is dated as of May 10, 2006, by and between IMMUCELL CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business at 56 Evergreen Drive, Portland, Maine 04103 (“IMMUCELL”), and PFIZER INC., a corporation organized under the laws of the State of Delaware and having its principal place of business at 235 East 42nd Street, New York, New York, 10017 (“PFIZER”), with regard to that certain License Agreement dated as of December 21, 2004, and supplemented thereafter on May 20, 2005 (as amended, the “License Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the License Agreement.

WHEREAS, the parties wish to amend the License Agreement in order to modify the dates of payment of certain milestones and/or license fees to reflect delays in the product development timeline, all on the terms and conditions stated herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants and agreements provided herein, and intending to become legally bound, IMMUCELL and PFIZER hereby agree as follows:

1.	Section 3.3(c) is amended by restating the first sentence in its entirety as follows:

“PFIZER shall be responsible, with reasonable assistance from IMMUCELL, for the characterization of minor nisin variants/impurities, validation of all required analytical methods agreed to by the parties and transfer of such methods to the Contract Manufacturer, and each party shall be responsible for their respective costs related to the foregoing. In addition, IMMUCELL shall complete the re-assay of stability samples on the recently developed C12 potency assay and provide the results in a suitable form to PFIZER.”

2.	Section 3.4(b) is amended and restated in its entirety as follows:

“(b) PFIZER shall use commercially reasonable efforts to prepare the documentation for the CMC section of the regulatory dossier, IMMUCELL having previously delivered to PFIZER all related documentation prepared by IMMUCELL to date, and the dossier shall be drafted and submitted to the CVM by PFIZER.”

3.	Section 4.1(b) is amended by replacing the phrase “payable 18 months after the Effective Date” with the phrase “payable on September 21, 2006”;

4.	Section 4.1(c) is amended and restated in its entirety as follows:

“(c) [***] payable within forty-two (42) days of IMMUCELL’s invoice issuable to PFIZER after completion of the Clinical Study in the United States; provided, however, that if PFIZER decides, in its sole discretion, to submit data to CVM for approval of a separate claim for treatment of sub-clinical mastitis at an earlier date than completion of the Clinical Study, then payment shall be due within forty-two (42) days of IMMUCELL’s invoice issuable to PFIZER after that earlier submission date; and provided further, that if PFIZER during any such 42-day period gives notice of termination pursuant to Section 10.2(c) of this Agreement, then such amount shall not be deemed to have become payable;”

5.	Section 4.2 is deleted in its entirety and replaced with the following:

Section 4.2 Additional Licensing Fees

No further licensing fees under this Section 4.2 are due after PFIZER files the complete administrative NADA with the CVM. PFIZER shall pay to IMMUCELL the following amounts by the following dates until such time as such filing is made:

(i)	Beginning [***] and on the first business day of each month during calendar year [***], PFIZER shall pay IMMUCELL $[***];

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

IMMUCELL CORPORATION

(ii)	Beginning [***] and on the first business day of each month during calendar year [***], PFIZER shall pay IMMUCELL $[***]; and
(iii)	Beginning [***] and on the first business day of each month thereafter, PFIZER shall pay IMMUCELL $[***].

Subject to IMMUCELL fulfilling all other obligations under the Agreement, PFIZER agrees to proceed in good faith with the following items for inclusion in the administrative NADA in support of Mast Out®:

(a) Radiolabeled cow studies [***]

(b) Efficacy studies [***]

(c) Manufacturing Pilot lots and VICH stability studies;

(d) Residue Method Development, Validation, and Interlaboratory Trials; and

(e) Guidance 52/159 submissions to the CVM.

PFIZER shall initiate each of these items on or before [***] and substantially complete each of them on or before [***]. For purposes of Section 4.2 only, time shall be of the essence.

6. This Amendment shall be effective on the date first set forth above.

7. Except for the changes expressly made in this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

IMMUCELL CORPORATION		PFIZER INC.

By:	/s/ Michael F. Brigham	By:	/s/ Pedro Lichtinger
Name:	Michael F. Brigham	Name:	Pedro Lichtinger
Title:	President and CEO	Title:	President, Pfizer Animal Health

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.